                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pamela Starek, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Delta Oil & Gas, Inc. for the quarterly period ending September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Delta Oil & Gas, Inc.


                                    By:      /S/ Pamela  Starek
                                             --------------

                                    Name:     Pamela  Starek
                                    Title:    Chief  Executive  Officer,
                                              President,  Chief  Financial
                                              Officer

                                    Date:     December  12,  2002